UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

Annual Report

DECEMBER 31, 2009

First Eagle Variable Funds

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance	9

Fund Overview	12

Schedule of Investments	14

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	27

Financial Highlights	28

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	46

Fund Expenses	47

Tax Information	49

General Information	50

Additional Information	51

Consideration of Investment Advisory Agreement	57

Letter from the President

Dear Shareholder,

Since my last letter, financial markets around the world have experienced a strong rally from their depths in March. With a backdrop of gloomy economic data, rising unemployment and weakness in the U.S. dollar, the S&P 500 Index is up over 26% and the MSCI World Index is up over 29% for the year to date. Whether this rally is sustainable remains to be seen. We do not speculate on future market movements or on potential economic developments, but we do continue to approach every investment decision with the first question of, "What can go wrong?".

As I stated in my last letter, we believed that a significant portion of our 2008 losses might be temporary in nature as opposed to permanent impairments of capital. And we have, over this past year, made a steady recovery. We have navigated our way through the crisis, not by trying to anticipate market movements, but by continuing to focus on prudence and patience, as is our custom. The market's volatility enabled our portfolio management team to deploy capital and to select what we believed to be under-priced securities; essentially sowing the seeds that we hope will provide value for our shareholders in the years to come. In fact, many of those securities which impacted the performance of the Fund negatively in 2008 have been our top performing companies in 2009.

Whether it is a market bubble, the recent crisis or an event that has yet to arise, we have and will continue to invest with an eye on achieving our goal of preserving capital over time for our shareholders. We attain this by managing your assets in adherence to the value investing principles that were founded by Benjamin Graham so many years ago.

Our global search for high-quality businesses whose securities trade at a substantial discount to our estimates of intrinsic value is ongoing. To execute this continuous exploration, we have built a Global Value Team comprised of not only outstanding talent, but one that manifests the temperament required to be successful value investors. The analyst team is currently 11 strong, with the recent additions of Giorgio Caputo and Manish Gupta. The team is led by

John P. Arnhold

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Portfolio Manager Matt McLennan alongside Portfolio Manager Abhay Deshpande and Director of Research Bruce Greenwald. Jean-Marie Eveillard continues in his role as Senior Adviser and Trustee of the First Eagle Variable Funds. We are honored that he continues to play an active and important role in our investment team and the First Eagle family as a whole.

Please be assured that your investment in our Fund will continue to be managed in the same diligent manner as it has been.

We are grateful for the confidence that you continue to place in our firm.

Sincerely,

John P. Arnhold

President

February 2010

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Letter from the Global Value Team Portfolio Managers

Benjamin Graham wrote of the parable of Mr. Market in his investment classic The Intelligent Investor. The lesson he delivered was that owning stocks is akin to being in business with a partner called Mr. Market who is sometimes wildly optimistic about the future and at other times wildly pessimistic and willing to trade with you on the basis of that emotion. What a huge advantage and ultimately wealth creation opportunity one has if one is able to keep one's equanimity with such a volatile partner. Benjamin Graham further highlighted that no one forces an unlevered investor to recognize a price loss and no one prevents an investor with deferred purchasing power from taking advantage of lower prices. It is the role of the investor to analytically assess if there has been permanent or temporary impairment of capital rather than emotionally responding to price trends. The past year has been one of market extremes with no shortage of extreme prognostications from market "experts". Would it have paid to listen to the experts? If so, which experts? Or would it have been better and simpler to buy more when prices appeared low and be a little reserved when prices appeared high?

Rather than betting on market direction, it is more prudent to accept that the future is uncertain in its specifics and to focus on things that can be deduced. What we can say is that price matters—if you buy investments cheaply enough you don't generally have to be right about the future especially if you've avoided undue balance sheet risk and aggressive management behavior. What we can also say is that the scope for productive increases around the world has arguably never been better with more rapid diffusion of technology than ever before and a growing acceptance of markets and property rights (despite marked imperfections of the last year). So we believe there should be a long term positive drift to the ownership of enterprise bought at a discount. However, it is also likely that along the way there will be policy errors and periods of punctured equilibrium where confidence cycles produce material market volatility around that trend. Looking at this holistically means that instead of trying to precisely time market movements, one should be willing to try to take advantage of them after the fact, one should keep an eye on the biggest macro imbalances that could cause permanent impairment of capital and one should keep an eye on the micro security by security bargains that exist for the enquiring investor. If one avoids the biggest pockets of market vulnerability, if one locates cheap securities one at a time and if one calibrates the overall investment level in enterprise to the

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Jean-Marie Eveillard

valuation backdrop, one should tend to muddle through market surprises surprisingly well. Winning by not losing—this in a nutshell is what we attempt to do.

Over the past twelve-months the portfolio has evolved as we have deployed some of our deferred purchasing power and we have recycled capital from ideas that were approaching our estimate of intrinsic value to those appearing to offer greater value. We like what we own today—what we believe to be some good businesses at good prices, some mundane businesses at compelling prices, some gold as a potential hedge and a little cash in reserve for a rainy day. On the business front, many of the companies we own have no debt at all, support worldwide leadership positions in their markets, are run by prudent entrepreneurs and most importantly trade at single digit multiples of their pre-tax operating profit potential. We believe that these investments offer potential cash yields well in excess of bonds and scope for long term participation in a growing pool of nominal world wealth. The price of gold is not as cheap as it was, but with the epicenter of world monetary creation moving from the Western advanced economies to the Asian emerging economies, there are new buyers competing for this scarce monetary commodity and reluctant sellers given the architectural challenges recently experienced in the advanced world's financial system. Our cash level has varied—being drawn down at the depths of the crisis as our allocation to equities went up, and subsequently drifting up a bit as some investments were sold when prices approached our estimate of their intrinsic value—but the cash level is still well below historical peak levels where value appeared harder to come by.

Our team has also evolved over the past year. Never before have we fielded so experienced a team and most importantly never has the temperament of the team been more aligned with our core investment values of avoiding hubris, making sure we are open-minded and having patience that endures well beyond that of the typical investor. Our analysts have worked very hard through the past year to surface new ideas, to challenge existing thinking and to share insights in

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Letter from the Global Value Team Portfolio Managers (continued)

a collaborative manner. Our seasoned traders have thoughtfully implemented our ideas. If you don't have a crystal ball, you had better make sure you've got balanced temperament. Benjamin Graham's parable of Mr. Market resonates as deeply today as ever before. As a team, we feel a duty to carry forward this sound, time tested approach to capital allocation.

Matthew McLennan

Head of the Global Value Team Portfolio Manager

Abhay Deshpande

Portfolio Manager

February 2010

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Management's Discussion of Fund Performance

A global market recovery was in full swing by mid-2009 as markets around the world showed enough strength to overcome weakness in the early part of the year. In Europe, low interest rates caused investors to shift to higher yielding investments. The German DAX Index rose 24% while in France, the CAC 40 Index rose 22% during the twelve-month period. In Japan, the Nikkei 225 rose 19%. In the U.S, the S&P 500 Index increased 26% following the success of the government's capital infusion into the U.S. financial system. The U.S. dollar fell 2.4% against the euro and it rose 2.6% verses the Japanese yen. Crude oil rose 78% during the twelve-month period to $79 a barrel. Gold surged 24% to $1,097 an ounce on demand from investors looking for alternatives to financial assets.

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares rose 20.3% for the year ended December 31, 2009, while the MSCI EAFE Index was up 32%. The Fund's cash and commercial paper position was 19.3% on December 31, 2009.

The five largest contributors to the performance of the First Eagle Overseas Variable Fund over the period were Malaysia Airports Holdings Berhad (airport management company, Malaysia), Compal Electronics, Inc. (computers, Taiwan), Gold Bullion (gold, U.S.), Fresnillo PLC (silver mining, U.K.) and Samsung Electronics Company Limited (electronic equipment, South Korea), collectively accounting for 6.5% of the year's performance.

The five largest detractors were Nissay Dowa General Insurance Company Limited (insurance, Japan), Chofu Seisakusho Company Limited (building products, Japan), NSC Groupe (machinery manufacturer, France), Ono Pharmaceutical Company Limited (pharmaceuticals, Japan) and Nipponkoa Insurance Company Limited (insurance, Japan). Their combined negative performance over the twelve-month period subtracted 2.5% from the Fund's performance.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Management's Discussion of Fund Performance (continued)

As of December 31, 2009, the Fund was approximately 30% hedged versus the Japanese yen and approximately 55% hedged versus the euro. We also initiated a 100% hedge on the Mexican peso on our non-mining holdings.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

February 2010

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

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Fund Overview | Data as of December 31, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven approach seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	20.25%	9.84%	15.17%
MSCI EAFE Index	31.78	3.54	1.17
Consumer Price Index	2.72	2.56	2.52

Asset Allocation

Countries

Japan	26.68%
France	14.75
Switzerland	5.90
United States	4.81
Germany	3.87
South Korea	3.27
Mexico	3.01
Malaysia	2.63
Canada	2.44
Thailand	1.85
Singapore	1.78
Italy	1.44
Taiwan	1.35
Brazil	1.12
Hong Kong	1.10
South Africa	0.90
Greece	0.88
Netherlands	0.54
Papua New Guinea	0.53
United Kingdom	0.53
Chile	0.25
Australia	0.22
Belgium	0.19
Bermuda	0.11

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Overseas Variable Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	4.81%
Secom Company Limited (Japanese security services provider)	2.48
Fanuc Limited (Japanese automation components manufacturer)	2.31
Pargesa Holding SA (Swiss diversified financials company)	2.29
Sanofi-Aventis SA (French health care company)	2.09
Nissay Dowa General Insurance Company Limited (Japanese insurance company)	1.88
Sodexo (French food management services provider)	1.87
Malaysia Airports Holdings Berhad (Malaysian airport management services provider)	1.82
Astellas Pharma, Inc. (Japanese pharmaceutical company)	1.77
SMC Corporation (Japanese automated control devices manufacturer)	1.69

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

First Eagle Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—70.66%
Australia 0.22%
405,710	Spotless Group Limited	$1,457,742	$1,075,065
Belgium 0.19%
85,530	RHJ International (a)	929,737	654,746
2,885	Groupe Bruxelles Lambert SA	269,172	273,169
		1,198,909	927,915
Bermuda 0.11%
17,640	Jardine Matheson Holdings Limited	511,202	532,375
Brazil 1.12%
128,330	Petroleo Brasileiro SA, ADR	3,483,269	5,439,909
Canada 1.92%
180,000	Franco-Nevada Corporation	2,970,470	4,836,258
77,529	EnCana Corporation	1,620,744	2,511,164
77,529	Cenovus Energy, Inc.	1,526,331	1,953,731
		6,117,545	9,301,153
Chile 0.25%
561,000	Quinenco SA (b)	401,314	1,188,442
France 13.12%
128,428	Sanofi-Aventis SA	9,834,542	10,136,984
158,131	Sodexo	6,342,553	9,036,944
57,042	Neopost SA	4,994,627	4,715,823
38,071	Robertet SA	4,870,662	4,638,472
63,216	Société BIC SA	4,003,847	4,377,105
65,687	Total SA	3,837,028	4,237,923
79,849	Rémy Cointreau SA	2,991,710	4,075,616
36,030	Guyenne et Gascogne SA	3,136,456	3,290,156
52,250	Cie Generale d'Optique Essilor International SA	1,963,754	3,127,200
25,792	Air Liquide SA	2,888,527	3,069,961
41,860	Wendel	2,051,489	2,568,360
38,480	Société Foncière Financière et de Participations	4,517,413	2,469,096
23,580	Laurent-Perrier	1,740,700	1,825,706
1,569	Sucrière de Pithiviers-Le-Vieil	878,902	1,574,468
28,844	Carrefour SA	1,672,935	1,387,683
26,499	NSC Groupe (b)	2,015,953	1,282,083

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—70.66%—(continued)
France 13.12%—(continued)
25,040	Zodiac Aerospace	$1,239,300	$1,045,653
9,220	Gaumont SA	814,112	515,476
8,840	Sabeton SA	100,102	150,170
		59,894,612	63,524,879
Germany 3.46%
88,440	Daimler AG	4,649,195	4,720,137
390,949	Deutsche Wohnen AG (a)	3,892,795	3,754,981
224,670	Tognum AG	3,669,516	3,736,077
57,560	Fraport AG	2,420,093	2,993,649
18,599	Pfeiffer Vacuum Technology AG	1,747,837	1,559,762
		16,379,436	16,764,606
Greece 0.88%
334,750	Jumbo SA	3,344,152	4,256,543
Hong Kong 1.10%
1,048,240	Wheelock & Company Limited	1,535,054	3,217,700
195,670	Guoco Group Limited	2,278,417	2,088,334
		3,813,471	5,306,034
Italy 1.44%
397,580	Italcementi S.p.A. RSP	3,849,944	2,901,050
68,340	Italcementi S.p.A.	1,275,606	938,051
45,886	Italmobiliare S.p.A. RSP (a)	2,342,059	1,461,629
25,533	Italmobiliare S.p.A. (a)	2,256,915	1,132,858
138,287	Gewiss S.p.A.	353,793	539,216
		10,078,317	6,972,804
Japan 26.68%
252,660	Secom Company Limited	11,236,243	11,990,736
120,500	Fanuc Limited	9,926,859	11,165,673
1,906,920	Nissay Dowa General Insurance Company Limited	10,688,033	9,090,809
230,080	Astellas Pharma, Inc.	9,147,955	8,547,558
72,260	SMC Corporation	8,519,298	8,169,837
36,110	Keyence Corporation	7,064,977	7,444,162
274,548	Chofu Seisakusho Company Limited	5,235,460	5,704,090
138,360	Shimano, Inc.	2,953,612	5,526,378
49,690	Hirose Electric Company Limited	5,662,732	5,180,543

See Notes to Financial Statements.

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—70.66%—(continued)
Japan 26.68%—(continued)
119,000	Canon, Inc.	$5,244,079	$4,995,866
115,300	Ono Pharmaceutical Company Limited	4,646,636	4,927,192
266,640	Mitsubishi Estate Company Limited	4,000,259	4,231,427
243,530	MISUMI Group, Inc.	4,225,652	4,136,624
189,360	Nitto Kohki Company Limited	3,852,487	4,076,521
168,194	Secom Joshinetsu Company Limited	3,485,653	3,516,119
338,100	OSG Corporation	2,926,254	3,499,526
289,900	Aderans Holdings Company Limited	3,553,174	3,408,391
433,200	Temp Holdings Company Limited	5,351,806	3,400,110
97,994	SK Kaken Company Limited	2,829,669	2,861,907
454,100	Nipponkoa Insurance Company Limited	2,710,298	2,569,503
417,500	Japan Wool Textile Company Limited	3,194,722	2,528,265
122,305	Nagaileben Company Limited	2,232,964	2,429,422
148,700	T. Hasegawa Company Limited	2,196,668	2,099,538
84,640	AS One Corporation	1,718,072	1,479,507
156,600	Kansai Paint Company Limited	1,044,299	1,306,471
77,200	Meitec Corporation	2,145,103	1,040,275
34,500	Ryosan Company Limited	769,862	811,242
150,600	Chubu-Nippon Broadcasting Company Limited	1,501,659	748,674
134,000	Nippon Thompson Company Limited	628,185	663,274
93,100	Sompo Japan Insurance, Inc.	708,605	592,777
43,800	Seikagaku Corporation	309,117	456,647
100,000	Shingakukai Company Limited	685,580	323,187
63,040	Sansei Yusoki Company Limited	464,414	265,332
44	Mandom Corporation	1,015	1,245
		130,861,401	129,188,828
Malaysia 2.50%
7,595,580	Malaysia Airports Holdings Berhad	7,296,378	8,806,791
1,531,335	Genting Berhad	2,771,846	3,282,710
		10,068,224	12,089,501

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—70.66%—(continued)
Mexico 3.01%
244,260	Industrias Peñoles S.A.B. de C.V.	$1,598,004	$5,246,679
225,710	Grupo Televisa SA, ADR	3,942,544	4,685,740
200,050	Grupo Televisa S.A.B. CPO	667,679	832,344
299,425	Fresnillo PLC	1,992,784	3,830,362
		8,201,011	14,595,125
Netherlands 0.25%
28,780	Heineken Holding NV	918,350	1,206,165
Papua New Guinea 0.53%
870,410	Lihir Gold Limited	2,019,906	2,564,454
Singapore 1.78%
1,427,830	Haw Par Corporation Limited	4,401,200	5,905,038
1,379,960	Singapore Airport Terminal Services Limited	1,606,891	2,691,455
		6,008,091	8,596,493
South Africa 0.90%
176,500	Gold Fields Limited , ADR	2,287,825	2,313,915
198,500	Harmony Gold Mining Company Limited, ADR	2,150,302	2,018,745
		4,438,127	4,332,660
South Korea 1.87%
80,971	KT&G Corporation	4,634,071	4,478,011
66,250	Fursys, Inc.	1,684,535	1,621,439
1,460	Lotte Confectionery Company Limited	728,318	1,616,127
6,200	Nong Shim Company Limited	1,642,269	1,325,748
		8,689,193	9,041,325
Switzerland 5.90%
126,578	Pargesa Holding SA	7,450,464	11,086,052
151,110	Nestlé SA	4,740,938	7,333,097
44,535	Kuehne & Nagel International AG	1,781,210	4,326,712
17,393	Rieter Holding AG (a)	2,961,043	3,926,014
673	Lindt & Spruengli AG	2,008,536	1,444,304
2,000	Edipresse SA	675,882	444,681
		19,618,073	28,560,860
Taiwan 1.05%
3,679,422	Compal Electronics, Inc.	3,611,221	5,101,840

See Notes to Financial Statements.

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—70.66%—(continued)
Thailand 1.85%
37,191,262	Thai Beverage PCL	$6,319,418	$6,486,002
607,815	Bangkok Bank PCL NVDR	1,998,834	2,114,773
21,700	Bangkok Bank PCL	70,879	75,826
20,000	OHTL PCL (b)	115,982	298,740
		8,505,113	8,975,341
United Kingdom 0.53%
49,797	Anglo American PLC (a)	2,055,808	2,180,516
19,922	Spirax-Sarco Engineering PLC	286,714	399,008
		2,342,522	2,579,524
Total Common Stocks		311,961,201	342,121,841
International Preferred Stocks—1.81%
Germany 0.41%
20,062	Hornbach Holding AG	1,583,776	1,979,542
South Korea 1.40%
15,075	Samsung Electronics Company Limited	2,827,336	6,796,518
Total Preferred Stocks		4,411,112	8,776,060
OUNCES
Commodity—4.81%
21,237	Gold bullion (a)	13,867,680	23,258,362
PRINCIPAL AMOUNT
International Bonds—2.87%
International Corporate Bonds—2.09%
Canada 0.52%
3,263,000	Catalyst Paper Corporation, Series 'D' USD8.625% due 6/15/2011 (b)	3,091,785	2,528,825
France 1.28%
4,735,000	Wendel EUR4.875% due 11/4/2014	4,210,161	6,176,952
Ireland 0.00%
823,000	Waterford Wedgwood PLC EUR9.875% due 12/1/2010 (a)(b)(c)(d)(e)	1,033,814	—

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds—2.09%—(continued)
Netherlands 0.29%
600,000	UPC Holding BV	$702,653	$842,927
	EUR7.75% due 1/15/2014 (f)
400,000	UPC Holding BV EUR8.625% due 1/15/2014 (f)	471,463	579,154
		1,174,116	1,422,081
Total International Corporate Bonds		9,509,876	10,127,858
International Government Bonds—0.78%
France 0.35%
1,095,763	France Government Bond OAT EUR3.00% due 7/25/2012 (g)	1,367,815	1,696,686
Malaysia 0.13%
2,109,000	Malaysia Government Bond MYR3.756% due 4/28/2011	564,564	626,895
Taiwan 0.30%
19,800,000	Taiwan Government Bond TWD2.00% due 7/20/2012	604,177	642,895
24,000,000	Taiwan Government Bond TWD2.375% due 1/16/2013	777,274	790,842
		1,381,451	1,433,737
Total International Government Bonds		3,313,830	3,757,318
Total International Bonds		12,823,706	13,885,176
Commercial Paper—19.27%
International Commercial Paper—8.00%
Finland 1.24%
1,400,000	Nokia Corporation USD0.14% due 1/13/2010	1,399,934	1,399,934
4,600,000	Nokia Corporation USD0.15% due 1/20/2010	4,599,636	4,599,636
France 0.62%
3,000,000	Électricité de France USD0.19% due 1/6/2010	2,999,921	2,999,921
Germany 1.82%
2,021,000	BMW USD0.25% due 1/29/2010	2,020,607	2,020,607
1,000,000	BMW USD0.30% due 1/5/2010	999,967	999,967
1,799,000	BMW USD0.30% due 1/7/2010	1,798,910	1,798,910

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper—8.00%—(continued)
Germany 1.82%—(continued)
3,978,000	BMW USD0.37% due 1/19/2010	$3,977,264	$3,977,264
Japan 0.95%
4,600,000	Hitachi Limited	4,599,195	4,599,195
	USD0.35% due 1/19/2010
Switzerland 3.37%
4,373,000	Alcon, Inc. USD0.01% due 1/14/2010	4,372,984	4,372,984
4,704,000	Nestlé Capital Corporation USD0.07% due 1/7/2010	4,703,945	4,703,945
4,262,000	Nestlé Capital Corporation USD0.07% due 1/25/2010	4,261,801	4,261,801
3,000,000	Nestlé Capital Corporation USD0.08% due 1/8/2010	2,999,954	2,999,954
Total International Commercial Paper		38,734,118	38,734,118
U.S. Commercial Paper—11.27%
$2,500,000	Bemis Company, Inc. 0.20% due 2/16/2010	2,499,361	2,499,361
4,000,000	The Coca-Cola Company 0.10% due 1/21/2010	3,999,778	3,999,778
2,945,000	The Coca-Cola Company 0.13% due 2/17/2010	2,944,500	2,944,500
832,000	Dell, Inc. 0.11% due 1/28/2010	831,931	831,931
4,185,000	Dell, Inc. 0.15% due 2/17/2010	4,184,180	4,184,180
2,978,000	H.J. Heinz Company Limited 0.18% due 1/11/2010	2,977,851	2,977,851
1,409,000	H.J. Heinz Company Limited 0.23% due 2/18/2010	1,408,568	1,408,568
1,252,000	H.J. Heinz Company Limited 0.25% due 1/15/2010	1,251,878	1,251,878
3,330,000	Hewlett-Packard Company 0.11% due 1/12/2010	3,329,888	3,329,888
2,500,000	Johnson & Johnson 0.08% due 1/4/2010	2,499,983	2,499,983
2,396,000	Microsoft Corporation 0.05% due 1/26/2010	2,395,917	2,395,917
4,500,000	Microsoft Corporation 0.17% due 6/8/2010	4,496,643	4,496,643
1,611,000	NetJets, Inc. 0.12% due 2/8/2010	1,610,796	1,610,796

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—11.27%—(continued)
$4,000,000	NYSE Euronext	$3,999,778	$3,999,778
	0.20% due 1/11/2010
2,975,000	NYSE Euronext 0.21% due 1/11/2010	2,974,826	2,974,826
3,978,000	Philip Morris International, Inc. 0.11% due 2/2/2010	3,977,611	3,977,611
2,900,000	The Walt Disney Company 0.11% due 1/27/2010	2,899,770	2,899,770
1,750,000	The Walt Disney Company 0.11% due 2/2/2010	1,749,829	1,749,829
540,000	The Walt Disney Company 0.11% due 2/22/2010	539,914	539,914
4,000,000	WellPoint, Inc. 0.17% due 1/4/2010	3,999,943	3,999,943
Total U.S. Commercial Paper		54,572,945	54,572,945
Total Commercial Paper		93,307,063	93,307,063
Total Investments—99.42%		$436,370,762	481,348,502
Other Assets in Excess of Liabilities—0.58%			2,822,813
Net Assets—100.00%			$484,171,315

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At December 31, 2009, the value of these securities amounted to $5,298,090 or 1.09% of net assets.

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  Issuer is in default.

(e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $0 or 0.00% of net assets.

(f)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(g)  Inflation protected security.

  At December 31, 2009, aggregate cost for federal income tax purposes was $448,057,311; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$54,026,976
Gross unrealized depreciation	(20,735,785)
Net unrealized appreciation	$33,291,191

See Notes to Financial Statements.

Overseas Variable Fund

Abbreviations Used in the Schedule Include:

ADR  — American Depository Receipt

CPO  — Ordinary Participation Certificate

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

OAT  — French Treasury Obligation

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

MYR  — Malaysian Ringgit

TWD  — Taiwan Dollar

USD  — United States Dollar

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT DECEMBER 31, 2009	UNREALIZED APPRECIATION AT DECEMBER 31, 2009	UNREALIZED DEPRECIATION AT DECEMBER 31, 2009
1/20/10	2,923,000	Euro	$4,197,808	$4,188,554	$—	$(9,254)
			$4,197,808	$4,188,554	$—	$(9,254)

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT DECEMBER 31, 2009	UNREALIZED APPRECIATION AT DECEMBER 31, 2009	UNREALIZED DEPRECIATION AT DECEMBER 31, 2009
3/17/10	7,742,000	Euro	$11,419,063	$11,092,428	$326,635	$—
3/17/10	381,194,000	Japanese Yen	4,254,160	4,097,120	157,040	—
3/17/10	15,700,000	Mexican Peso	1,161,028	1,189,735	—	(28,707)
4/21/10	19,656,000	Euro	28,979,730	28,162,842	816,888	—
4/21/10	1,355,439,000	Japanese Yen	14,592,273	14,567,648	24,625	—
4/21/10	34,710,839	Mexican Peso	2,557,798	2,632,564	—	(74,766)
5/19/10	15,180,000	Euro	21,892,019	21,748,785	143,234	—
5/19/10	21,313,000	Mexican Peso	1,591,450	1,613,309	—	(21,859)
5/19/10	1,833,516,000	Japanese Yen	20,618,991	19,712,506	906,485	—
			$107,066,512	$104,816,937	$2,374,907	$(125,332)

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2009

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	10.18%
Consumer Staples	8.18
Energy	2.92
Financials	8.21
Health Care	6.43
Industrials	19.95
Information Technology	5.83
Materials	8.96
Total International Common Stocks	70.66
International Preferred Stocks
Consumer Discretionary	0.41
Information Technology	1.40
Total International Preferred Stocks	1.81
Commodity	4.81
International Bonds
Financials	1.28
Government Issues	0.78
Information Technology	0.29
Materials	0.52
Total International Bonds	2.87
Commercial Paper
International Commercial Paper	8.00
U.S. Commercial Paper	11.27
Total Commercial Paper	19.27
Total Investments	99.42%

See Notes to Financial Statements.

Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$422,503,082
Gold bullion	13,867,680
Foreign currency	133,031
Total Investments, at Cost	436,503,793
Investments, at Value (Note 1)
Investments	458,090,140
Gold bullion	23,258,362
Foreign currency	133,109
Total Investments, at Value	481,481,611
Cash	122
Receivable for forward currency contracts held, at value (Note 1)	2,374,907
Receivable for investment securities sold	12,949
Receivable for Fund shares sold	616,047
Accrued interest and dividends receivable	733,741
Other assets	1,819
Total Assets	485,221,196
Liabilities
Payable for Fund shares redeemed	1,671
Payable for forward currency contracts held, at value (Note 1)	134,586
Investment advisory fees payable (Note 2)	304,809
Distribution fees payable (Note 3)	294,311
Administrative fees payable (Note 2)	27,600
Trustee fees payable	2,048
Accrued expenses and other liabilities	284,856
Total Liabilities	1,049,881
Net Assets	$484,171,315

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

December 31, 2009

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$19,645
Capital surplus	443,338,524
Net unrealized appreciation on:
Investments	44,977,740
Foreign currency and forward contract related translation	2,239,700
Undistributed net realized loss on investments	(4,975,873)
Undistributed net loss	(1,428,421)
Net Assets	$484,171,315
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	19,644,815
Net asset value per share and redemption proceeds per share	$24.65

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Statement of Operations  For the Year Ended December 31, 2009

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest	$1,402,291
Dividends: (net of $747,179 foreign taxes withheld)	6,429,210
Other Income	300
Total Income	7,831,801
Expenses
Investment advisory fees (Note 2)	2,705,617
Distribution fees (Note 3)	901,872
Shareholder servicing agent fees	513,074
Custodian and accounting fees (Note 2)	162,740
Professional fees	154,042
Administrative fees (Note 2)	86,389
Shareholder reporting fees	70,680
Trustees' fees	12,866
Registration and filing fees	4,041
Other expenses	13,201
Total Expenses	4,624,522
Net Investment Income (Note 1)	3,207,279
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	(1,800,874)
Foreign currency and forward contract related transactions	3,529,693
1,728,819
Changes in unrealized appreciation (depreciation) of:
Investment transactions	69,334,338
Foreign currency and forward contract related translation	(3,795,186)
65,539,152
Net realized and unrealized gains on investments and foreign currency related transactions	67,267,971
Net Increase in Net Assets Resulting from Operations	$70,475,250

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Statement of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	YEAR ENDED DECEMBER 31,
	2009	2008
Operations
Net investment income	$3,207,279	$4,910,082
Net realized gain (loss) from investments and foreign currency related transactions	1,728,819	(1,175,383)
Change in unrealized appreciation (depreciation) of investments and foreign currency related translation	65,539,152	(71,166,641)
Net increase (decrease) in net assets resulting from operations	70,475,250	(67,431,942)
Distribution to Shareholders
Dividends paid from net investment income	(2,290,781)	(4,087,117)
Distributions paid from net realized gains from investment transactions	(4,696,100)	(33,071,685)
Decrease in net assets resulting from distributions	(6,986,881)	(37,158,802)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	180,789,575	128,497,386
Net asset value of shares issued for reinvested dividends and distributions	6,986,869	37,146,646
Cost of shares redeemed	(46,764,904)	(96,031,972)
Increase in net assets from Fund share transactions	141,011,540	69,612,060
Net increase (decrease) in net assets	204,499,909	(34,978,684)
Net Assets (Note 1)
Beginning of year	279,671,406	314,650,090
End of year	$484,171,315	$279,671,406
Undistributed net loss	$(1,428,421)	$(2,983,336)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

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Financial Highlights

	FOR YEAR ENDED DECEMBER 31,
	2009	2008	2007	2006	2005
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$20.80	$29.56	$27.42	$30.47	$27.48
Income from investment operations:
Net investment income	0.20	0.43	0.38	0.39	0.27
Net realized and unrealized gains (losses) on investments	4.02	-6.02	1.76	7.21	5.58
Total income (loss) from investment operations	4.22	-5.59	2.14	7.60	5.85
Less distributions:
Dividends from net investment income	-0.12	-0.35	—	-2.42	-0.69
Distributions from capital gains	-0.25	-2.82	—	-8.23	-2.17
Total distributions	-0.37	-3.17	—	-10.65	-2.86
Net asset value, end of year	$24.65	$20.80	$29.56	$27.42	$30.47
Total Return	20.25%	-18.82%	7.80%	25.08%	21.46%
Ratios and Supplemental Data
Net assets, end of year (millions)	$484,171	$279,671	$314,650	$249,054	$209,581
Ratio of operating expenses to average net assets including earnings credits	1.28%	1.32%	1.23%	1.24%	1.25%
Ratio of operating expenses to average net assets excluding earnings credits	1.28%	1.32%	1.23%	1.24%	1.25%
Ratio of net investment income to average net assets including earnings credits	0.89%	1.60%	1.28%	1.13%	0.90%
Ratio of net investment income to average net assets excluding earnings credits	0.89%	1.60%	1.28%	1.13%	0.90%
Portfolio turnover rate	9.51%	9.09%	53.65%	28.30%	32.76%

*Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Notes to Financial Statements

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was, until March 31, 2004, a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

Effective December 7, 2009, Arnhold and S. Bleichroeder Advisers, LLC, has changed its corporate name to First Eagle Investment Management, LLC (the "Adviser").

a)  Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 pm E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Notes to Financial Statements

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded on that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Other significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2009:

First Eagle Overseas Variable Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets:†
International Common Stocks	$339,352,576	$2,769,265	$—	$342,121,841
International Preferred Stocks	8,776,060	—	—	8,776,060
Commodity*	23,258,362	—	—	23,258,362
International Corporate Bonds	—	10,127,858	—	10,127,858
International Government Bonds	—	3,757,318	—	3,757,318
International Commercial Paper	—	38,734,118	—	38,734,118
U.S. Commercial Paper	—	54,572,945	—	54,572,945
Foreign Currency Contracts**	2,374,907	—	—	2,374,907
Total	$373,761,905	$109,961,504	$—	$483,723,409
Liabilities:
Foreign Currency Contracts**	$(134,586)	$—	$—	$(134,586)
Total	$(134,586)	$—	$—	$(134,586)

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Gold Bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Notes to Financial Statements

First Eagle Overseas Variable Fund—(continued)

Fair Value Level 3 activity for the year ended December 31, 2009 was as follows:

	INTERNATIONAL CORPORATE BOND	TOTAL VALUE
Beginning Balance—market value	$—	$—
Purchases (Sales)	—	—
Transfer In (Out)—Level 3^	205,922	205,922
Accrued Discount	412	412
Realized Gains (Losses)	—	—
Change in Unrealized Appreciation (Depreciation)	(206,334)	(206,334)
Ending Balance—market value	$—	$—
Change in unrealized gains or losses relating to assets still held at reporting date	$(206,334)	$(206,334)

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses—Certain expenses are shared with the First Eagle Funds ("FEF"), an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the FEF. Earnings credits may reduce custody fees, shareholder servicing agent fees and accounting fees by the amount of interest earned on balances with such service provider. The Fund did not have any earnings credits for the year ended December 31, 2009.

d)  Foreign currency translation—The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. The Fund's currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at period end are listed after the Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Notes to Financial Statements

about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

At December 31, 2009, the Fund had the following foreign forward currency contracts, grouped into appropriate risk categories illustrated below:

Asset Derivatives[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$2,374,907	$—	$—	$—	$—	$2,374,907
Liability Derivatives[2]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$(134,586)	$—	$—	$—	$—	$(134,586)

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Realized Gain[3]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$3,322,667	$—	$—	$—	$—	$3,222,667
Change in Depreciation[4]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$(3,792,665)	$—	$—	$—	$—	$(3,792,665)

1Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

2Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

3Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

4Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

f)  Treasury Inflation-Protected Securities—The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Structured notes—The Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). If the Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. The Fund did not hold structured notes as of December 31, 2009.

h)  Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Notes to Financial Statements

i)  Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Fund may write covered call options or purchase put options to hedge against adverse movements in the value of portfolio holdings. The Fund may also use options for speculative purposes. The Fund will earmark assets to cover its obligations under option contracts.

Options contracts, if any, are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, the Fund will realize a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Fund may write "covered" call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is "covered" if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Fund.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The Fund did not hold options for the year ended December 31, 2009.

j)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a RIC. The Fund declares and pays such income dividends and capital gains distributions on an annual basis.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Notes to Financial Statements

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$10,059,402
Undistributed net realized gains	—
Net unrealized appreciation	33,290,570
Capital loss carryforward	(2,536,826)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currency contracts and wash sales.

As of December 31, 2009, the Fund had estimated capital loss carryforward for federal income tax purposes. This amount, stated in the table above, may be applied to offset future capital gains. This capital loss carryforward will expire, if not used, on December 31, 2017.

k)  Reclassification of capital accounts—As a result of certain differences in the computations of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statement of Assets and Liabilities to decrease undistributed net loss in the amount of $638,417, and increase undistributed net realized loss on investments in the amount of $628,869 and decrease capital surplus in the amount of $9,548.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, investments in passive foreign investment companies, and investments in trusts.

l)  Distributions to shareholders—Distributions made to shareholders during the fiscal year ended December 31, 2009, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

For the year ended December 31, 2009 and 2008, the Fund distributed ordinary income dividends of $2,994,109 and $4,918,594 respectively.

For the year ended December 31, 2009 and 2008, the Fund distributed long-term capital gains dividends of $3,992,772 and $32,240,208, respectively.

m)  Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

n)  Recently issued accounting pronouncements—In June 2009, an accounting standards codification ("Codification") was established as the source of authoritative accounting principles recognized by the Financial Accounting Standards Board to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretative releases to the Securities and Exchange Commission ("SEC") under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. As of the effective date, the Codification has superseded all then-existing non-SEC accounting and reporting standards. Concurrently, all non-grandfathered, non-SEC accounting literature not included in the Codification has been deemed nonauthoritative. This Codification is effective for financial statements issued for interim and annual periods ended after September 15, 2009.

Note 2—Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

The Adviser, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Notes to Financial Statements

personnel, related overhead and other costs) related to those services. For the year ended December 31, 2009, the Fund reimbursed the Adviser $72,619 and had payable to the Adviser $27,600.

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the trustees in the amount of $2,048. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various FEF until distribution in accordance with the Trustee Deferred Compensation Plan.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Co. ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB, and/or its sub-custodians, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Note 3—Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2009, the distribution fees incurred by the Fund were $901,872.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

FEF Distributors, LLC (the "Distributor") serves as the Fund's principal underwriter.

Note 4—Purchases and Sales of Securities

During the year ended December 31, 2009, the aggregate cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $105,546,090 and $28,061,382, respectively.

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2009.

Note 5—Line of Credit

As of September 8, 2009, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Fund and FEF, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the higher of overnight Federal Funds rate plus 1.25% per annum or overnight LIBOR plus 1.25% per annum. Under the Credit Facility arrangement, which is reviewed annually and expires on October 5, 2010 unless renewed, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. Commitment fees related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. During the year ended December 31, 2009, the Fund had no borrowings from the credit facility.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Notes to Financial Statements  (continued)

Note 6—Capital Stock

Transactions in shares of capital stock were as follows:

	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Shares sold	8,154,534	4,780,553
Shares issued for reinvested dividends and distributions	281,049	1,798,869
Shares redeemed	(2,233,714)	(3,781,238)
Net increase	6,201,869	2,798,184

Note 7—Indemnification and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Note 8—Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements issued on February 19, 2010. Management has determined that there are no material events that would require disclosures in the Fund's financial statements through this date.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

This page was intentionally left blank.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2005 were audited by another independent registered public accounting firm, whose report dated February 22, 2006 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2010

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2009 and held for the six-months ended December 31, 2009.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	13.49%	$1,000.00	$1,134.90	1.25%	$6.73

1 For the six-months ended December 31, 2009.

2Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

3Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Fund Expenses (unaudited)  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on July 1, 2009 and held for the six-months ended December 31, 2009.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.90	1.25%	$6.36

1For the six-months ended December 31, 2009.

2Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Tax Information  For the Year Ended December 31, 2009 (unaudited)

The portfolio designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2009:

	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DEDUCTION	15%	28%
First Eagle Overseas Variable Fund *	0.00%	$3,992,772	—

* The Fund paid foreign taxes of $640,491 and recognized foreign source income of $8,363,732, pursuant to Section 853 of the Internal Revenue Code, during the fiscal year ended December 31, 2009.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke(3) | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Funds (5 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Additional Information (unaudited)

Independent Trustees(1)(2)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd.; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly(4) | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Funds (5 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(4)Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (5 portfolios)

Interested Trustees(5)

John P. Arnhold(6) | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, First Eagle Investment Management, LLC and FEF Distributors, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(5)The term of office of each Interested Trustee is indefinite.

(6)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Other Directorships/Trusteeships Held by Trustee: Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; President and Trustee, First Eagle Funds (5 portfolios)

Jean-Marie Eveillard(6) | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004 March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Trustee, First Eagle Funds (5 portfolios)

Officers(7)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

(5)The term of office of each Interested Trustee is indefinite.

(6)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

(continued)

Officers(7)—(continued)

Robert Bruno | Chief Operations Officer | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Chief Operations Officer, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Additional Information (unaudited)  (continued)

Officers(7)—(continued)

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

Winnie Chin | Assistant Treasurer | March 2001 to present

1345 Avenue of the Americas | New York, New York | 10105
(born July 1974)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Consideration of Investment Advisory Agreement (unaudited)

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees approved the Advisory Agreement most recently on December 15, 2009.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance (over most periods reviewed) was noted for the Fund relative to the Fund's benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. The Trustees also noted a return to positive absolute returns for the Fund after losses experienced in 2008. Performance for the Fund was determined to be excellent given its returns relative to benchmarks and peers.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as the Fund's net management fee was generally similar to or lower than its reviewed peer group average and peer group median. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees noted the generally low levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees' reviewed the Fund's expense ratio, which was deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

Consideration of Investment Advisory Agreement (unaudited)  (continued)

assets and noted that the Fund's expense ratio decreased over several years as the Fund grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Fund. The Fund's expense ratio was considered in light of industry-wide expense ratio increases over the same period. The Trustees also considered the effect on the Fund's expense ratio of the Fund's asset size and of particular categories of expense, both currently and relative to prior periods.

•  The Trustees' reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has also shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreement serves the interests of the Fund and its shareholders and should be continued.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Chief Operations Officer

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Winnie Chin

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2009

1345 Avenue of the Americas | New York, NY | 10105-4300 | 800.334.2143

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                   Principal Accountant Fees and Services

(a)          Audit Fees:

For the years ended December 31, 2009 and December 31, 2008, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $32,852 and $32,912, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2009 and December 31, 2008, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $223 and $163, respectively.

(c)          Tax Fees:

In each year ended December 31, 2009 and December 31, 2008, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $16,800 and $16,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2009 and December 31, 2008, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2009 and 2008.

(h) Not applicable.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: February 19, 2010

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: February 19, 2010

*                            Print the name and title of each signing officer under his or her signature.